                 ============================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------

                                   FORM 8-K

                                 -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 5, 2000



                                IVI Checkmate Corp.
             (Exact name of registrant as specified in its charter)



        Delaware                           000-29772                             58-2375201
(State or other jurisdiction        (Commission File Number)          (IRS Employer Identification No.)
    of incorporation)



                               1003 Mansell Road
                            Roswell, Georgia  30076
                    (Address of Principal Executive Offices)

                                  770-594-6000
              (Registrant's telephone number, including area code)



                                  Page 1 of 3
                          Index to Exhibits on Page 3

                 ============================================

Item 5.  Other Events

         On May 5, 2000, IVI Checkmate Corp. and National Transaction Network, Inc. issued a joint press release announcing that the registration statement related to IVI Checkmate's acquisition of all of the shares of National Transaction Network that it does not presently own had been declared effective by the Securities and Exchange Commission. The press release also noted the date and place of, and record date for, the special meeting of NTN stockholders for purposes of approving the merger. A copy of the press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Exhibits
         --------

         Exhibit No.    Description
         ----------     -----------


             99 Press Release dated May 5, 2000 regarding effectiveness of registration statement and special meeting of National Transaction Network stockholders.


                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IVI CHECKMATE CORP.
                                     (Registrant)

Date:  May 5, 2000                   By  /s/ John J. Neubert
                                         -------------------
                                         John J. Neubert
                                         Executive Vice President-Finance
                                         and Administration, Chief Financial
                                         Officer, Treasurer and Secretary

                               INDEX TO EXHIBITS
                               -----------------


Exhibit                Description                                Page No.
-------                -----------                                -------

99                 Press Release dated May 5, 2000 regarding         4
                   effectiveness of registration statement and special meeting of National Transaction
                   Network stockholders.

                                      -3-